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                                                                    EXHIBIT 23.2

The Board of Directors
First Charter Corporation:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.


                                                     /s/ KPMG Peat Marwick LLP


Charlotte, North Carolina
July 31, 1998